UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT AND PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 19, 2016

BLUE EARTH, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-54669 (Commission File Number)	98-0531496 (IRS Employer Identification No.)

235 Pine Street, Suite 1100

San Francisco, CA  94104

(Address of principal executive offices)(Zip Code)

(415) 964-4411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As previously disclosed on March 24, 2016 on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 21, 2016, Blue Earth, Inc. (the “Company”) and its wholly-owned subsidiary, Blue Earth Tech, Inc. (collectively, with the Company, “Blue Earth”) filed voluntary petitions for the United States Bankruptcy Court for the Northern District of California, San Francisco Division (the “Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). Blue Earth’s Chapter 11 cases are being jointly administered for procedural purposes only under the caption In re Blue Earth Inc., et al., Case No. 16-30296-DM) (the “Chapter 11 Cases”).  The Company has continued to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On July 19, 2016, the Court approved Blue Earth’s Joint Plan of Reorganization of the Debtors and Jackson (the “Plan”) and on July 21, 2016 the Court formally entered an order confirming the Plan.  A copy of the Plan as confirmed is attached as Exhibit 99.1 to this Current Report on Form 8-K and is summarized herein.  Information as to the assets and liabilities of the Company as of June 30, 2016 is included in Exhibit 99.2 to this Current Report.

As more specifically discussed therein, the Plan provides for the following terms:

The Plan generally provides for a reorganization of Blue Earth’s business through a debt-for-equity swap whereby Jackson receives 100% of the equity interests in the reorganized Company. The equity interests in Blue Earth Tech, Inc. are being reinstated. More specifically, the reorganized Company will assume $8 million of debt which will be converted into the exit contingent note and convert $1 million into the equity interests of the Company. The Company will retain the operations of Sumter Heat and Power, LLC, as well as collect various other receivables.

Holders of general unsecured claims will receive a distribution equal to (i) their pro rata share of $285,000 and (ii) 40% of the Allowed amount of their General Unsecured Claims, plus, (iii) any distributions from the litigation trust created under the Plan until such claims are paid in full including interest; provided, however, that the Company may elect to pay the balance of such allowed general unsecured claims so that such holders receive 100% of their allowed general unsecured claims without interest if paid by December 31, 2016.

The Plan provides for the creation of a litigation trust for the purpose of investigating and prosecuting Trust Causes of Action (as defined in the Plan) that may result in distributions to holders of allowed general unsecured claims. Bradley D. Sharp, Sr., a Managing Director of Development Specialists, Inc., has been selected as the litigation trustee of the litigation trust.

On July 21, 2016, the Company filed its monthly operating report for the period from June 1, 2016 to June 30, 2016 (the “Monthly Operating Report”) with the Court. The Monthly Operating Report is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under this Item 1.03 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 1.03, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Case and is in a format acceptable to the Court. The Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act which are not being filed and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

The Company also cautions that trading in its securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks.

Forward-Looking Statements

Certain statements contained in this report may be deemed to be forward-looking under the Federal securities laws.  The Company intends that all such forward-looking statements be subject to the safe harbor created under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.  The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are furnished with this report:

99.1

Amended Joint Plan of Reorganization of the Debtors and Jackson Investment Group, LLC.

99.2

Monthly Operating Report of Blue Earth, Inc. for the period June 1, 2016 to June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2016

By: /s/  G. Robert Powell

Name: G. Robert Powell,

Title: Chief Executive Officer

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